Franklin Bank

The Franklin Family of Community Banks[SM]

NASDAQ: FBTX

Investor Presentation

2nd Quarter 2007

Forward-Looking

This presentation may include forward-looking statements. These forward-looking statements include comments with respect to our objectives, expectations, and strategies, and the results of our operations and our business.  However, by their nature, these forward-looking statements involve numerous assumptions, uncertainties and opportunities, both general and specific. The risk exists that these statements may not be fulfilled. We caution listeners of this conference call not to place undue reliance on these forward-looking statements because the statements are influenced by factors such as interest rates and the effect of competition that could cause the Company’s actual results to differ materially from these statements. Forward-looking statements may be influenced in particular by factors including fluctuations in interest rates and stock indices, the effects of competition in the areas in which we operate, and changes in economic, political, regulatory and technological conditions. We caution that the foregoing list is not exhaustive.  When relying on forward-looking statements to make decisions, investors should carefully consider the aforementioned factors as well as other uncertainties and events. These factors are discussed in more detail in Franklin Bank Corp.'s Annual Report on Form 10-K for the year ended December 31, 2006.

Agenda

History / Overview

Business Drivers

Business Segments

Banking

Mortgage Banking

Mergers and Acquisitions

Financial Results

History / Overview

FBTX is a new company

Franklin Bank Corp. began operations in April 2002.

Franklin Bank Corp. began trading its common stock on the
NASDAQ in December 2003 under the ticker symbol FBTX.

Franklin Bank Corp. raised additional capital through a preferred stock offering trading on the AMEX under the ticker symbol FBK-P.

Why is Franklin different?

            We are developing The Franklin Family of
Community Banks outside the major
metropolitan areas in Texas.  The bank will
be supported by lending production.  We aim
to be a low cost producer, provide high-
quality customer service and an excellent
return to our investors.

Franklin Bank Today

Scarcity value…one of 9 Texas-based banks

Total Assets: $4.9 billion at 3/31/2007

Market cap: $365 million (approximate at 4/27/07)

Common Stock Ticker Symbol: FBTX – NASDAQ

Institutions 82%

Management and Directors 8%

Preferred Stock Ticker Symbol: FBK-P - AMEX

Franklin continues to transform…

            In to a commercial bank based in the
communities outside the major
metropolitan areas of Texas.

$2,250,000
$1,750,000
$1,250,000
$750,000
$250,000
$(250,000)
100.00%
80.00%
60.00%
40.00%
20.00%
0.00%
$282,816
$646,092
$1,154,158
$1,861,003
$1,885,744
$2,162,744
12/31/2003
12/31/2004
12/31/2005
12/31/2006
3/31/2007
3/31/2007- Pro forma
Commercial & Consumer Loans
1-4 Family Loans as a % of Total Loans

Franklin Bank

Balance Sheet Repositioning Continues

$’s are in thousands

* The pro forma figure includes the pending acquisition of FNB of approx. $277 million of community banking / commercial
loans.

Management Team

Executive Vice President & Chief Credit Officer

Max Epperson

Executive Vice President & General Counsel

David Jones

President Commercial Lending – Community Bank

Russell
Workman

Executive Vice President & Chief Information Officer

Jan Scofield

Executive Vice President & Managing Director - Administration

Glenn Mealey

Executive Vice President & Chief Financial Officer

Russell McCann

Executive Vice President & Managing Director - Commercial
Lending

Michael Davitt

Executive Vice President & Managing Director - Mortgage
Banking

Dan Cooper

President of Franklin Bank S.S.B. & Chief Operating Officer

Andy Black

Chief Executive Officer & President of Franklin Bank Corp.

Anthony Nocella

Board of Directors

William Rhodes

Alan Master

David Golush

Anthony Nocella, Chief Executive Officer & President

John Selman

Robert Perro

James Howard

Lawrence Chimerine

Lewis Ranieri, Chairman of the Board

Business Drivers

Business Drivers

Increase commercial loans

Increase community banking deposits

Increase non-interest income

Improve operating expense ratio

Strive to have an efficiency ratio of 50%

Banking

Banking

            Franklin offers Community Banking in
Texas through 38 community banking
offices, 44 offices including the FNB
acquisition, and Commercial Lending
nationwide through 8 commercial lending
offices.

Community Banking

            Provide “big city” banking to
the small towns outside major
metropolitan cities in Texas.

COLORADO
KANSAS
MO.
Trinidad
Taos
Guymon
Liberal
Ponca City
Joplin
Poplar Bluff
Enid
Tulsa
Rogers
Jonesboro
Gallup
Santa Fe
Las Vegas
Dalhart
Perryton
Stillwater
Muskogee
ARKANSAS
Dumas
Borger
Conway
Albuquerque
Elk City
Oklahoma City
Fort Smith
Hereford
Amarillo
Lawton
OKLAHOMA
Little Rock
NEW MEXICO
Clovis
Mena
Hot Springs
Plainview
Wichita Falls
Duncan
Durant
Socorro
Portales
Roswell
Lubbock
Sherman
Greenville
Paris
Hope
El Dorado
Alamogordo
UNITED STATES
Greenville
Monroe
Silver City
Hobbs
Dallas
Ciudad Juárez
Carlsbad
Midland
Stephenville
Shreveport
LOUISIANA
Pecos
Odessa
San Angelo
Waco
Nacogdoches
Alexandria
Ascensión
Lufkin
TEXAS
College Station
Baton Rouge
Villa Ahumada
Killeen
Nuevo Casas Grandes
Beaumont
Lafayette
Austin
Ojinaga
CHIHUAHUA
Houston
Acuña
Piedras Negras
San Antonio
Chihuahua
Allende
Beeville
Cuauhtémoc
Camargo
Múzquiz
Sabinas
Laredo
Corpus Christi
Gulf of Mexico
Hidalgo del Parral
Jiménez
COAHUILA
Copyright © and (P) 1988–2006 Microsoft Corporation and/or its suppliers. All rights reserved. Portions © 1990–2005 InstallShield Software Corporation. All rights reserved. Certain mapping and direction data © 2005 NAVTEQ. All rights reserved. NAVTEQ and NAVTEQ ON BOARD are trademarks of NAVTEQ. © 2005 Tele Atlas North America, Inc. All rights reserved. Tele Atlas and Tele Atlas North America are trademarks of Tele Atlas, Inc.
McAllen
Matamoros

Franklin Bank

Creating a franchise

  Community Banking Offices (38)

  Corporate Headquarters

  First National Bank of Bryan Offices (6)

  Expected Banking Office Opening (South Austin)

$2,400,000
$2,000,000
$1,600,000
$1,200,000
$800,000
$400,000
$0
$720,704
$1,252,915
$1,440,714
$1,451,213
$1,917,213
12/31/2004
12/31/2005
12/31/2006
3/31/2007
3/31/2007 - Pro forma *

Franklin Bank

Community Bank Deposits
Grew 15% over 2005

$’s are in thousands

* The pro forma figure includes the pending acquisition of FNB of approx. $466 million of community banking deposits.

Vancouver
Seattle
WASH.
Portland
OREGON
IDAHO
MONT.
SASKATCHEWAN
MAN.
CANADA
N. DAK.
MINNESOTA
Lake Superior
ONTARIO
QUÉBEC
Montréal
Ottawa
Toronto
Lake Huron
WIS.
MICHIGAN
New York
Philadelphia
WYOMING
S. DAK.
NEBR.
Chicago
NEVADA
CALIF.
UNITED STATES
Denver
IND.
Indianapolis
Columbus
Washington, D.C.
UTAH
COLO.
KANSAS
Las Vegas
ILL.
KY.
MO.
Nashville
Charlotte
Los Angeles
N. MEX.
Oklahoma City
ARK.
Memphis
S.C.
Phoenix
OKLA.
Tijuana
Tucson
Dallas
MISS.
ALA.
GA.
Atlantic Ocean
Pacific Ocean
Ciudad Juárez
San Antonio
LOUISIANA
Jacksonville
Chihuahua
Houston
TEXAS
FLA.
MEXICO
Gulf of Mexico
CUBA
Copyright © and (P) 1988–2006 Microsoft Corporation and/or its suppliers. All rights reserved. Portions © 1990–2005 InstallShield Software Corporation. All rights reserved. Certain mapping and direction data © 2005 NAVTEQ. All rights reserved. NAVTEQ and NAVTEQ ON BOARD are trademarks of NAVTEQ. © 2005 Tele Atlas North America, Inc. All rights reserved. Tele Atlas and Tele Atlas North America are trademarks of Tele Atlas, Inc.

Franklin Bank

Nationwide Lending Platform

Corporate Headquarters

  Community Banking Offices (39)

  First National Bank of Bryan Offices (6)

|  Regional Commercial Lending Offices (8)

  Expected Banking Office Opening (South Austin)

86,806
5%
131,214
7%
332,005
19%
1,224,860
69%
Commercial Real Estate
Builder Lines
Mortgage Banker Finance
Other

Franklin Bank

Breakdown of Commercial Lending

$2,400,000
$2,000,000
$1,600,000
$1,200,000
$800,000
$400,000
$0
$590,916
$1,061,649
$1,750,701
$1,753,875
$2,049,885
12/31/2004
12/31/2005
12/31/2006
3/31/2007
3/31/2007 - Pro forma *

Franklin Bank

Commercial loans continue to grow

$’s are in thousands

* The pro forma figure includes the pending acquisition of FNB of approximately $275 million of commercial and community
banking loans.

Mortgage Banking

What is our mortgage business?

Only 20% of total net income is
contributed by Mortgage Banking

Currently amortizing off approximately
$40-50 million per month of single family
loans

Liquidity in secondary market causes
tightening of product guidelines

Characteristics of the Placeholder…

De minimus sub-prime

Average FICO of 711

Average Loan-to-value of 72%

No negative amortization or pay-option
ARM loans

Mergers and Acquisitions

Name                  Acquisition Date                  Assets                 Deposits

Franklin Bank                                April 2002        $  61.3MM     $  58.5 MM

Highland Lakes Bank           April 2003       $  83.6MM     $  72.9 MM

Jacksonville Savings Bank                            December 2003                          $468.0MM        $399.8 MM

Lost Pines National               February 2004                          $  40.6MM         $  36.3 MM

Cedar Creek Bank                  December 2004                       $108.1MM       $  96.7 MM

First National Bank of Athens                     May 2005           $208.8MM     $184.9 MM

Elgin Bank of Texas             July 2005        $  83.7MM       $  73.7 MM

Branch Acquisition                  December 2005                       $  12.6 MM      $274.7 MM

Branch Acquisition                 December 2006                       $    3.7 MM       $  43.0 MM

First National Bank of Bryan (FNB)        Pending            $530.0 MM   *                              $466.0 MM  *

             TOTALS                             $1,600.4 MM  $1706.2 MM

* FNB amounts are approximate based on 12/31/2006
figures.

Completed 9 acquisitions – 1 pending

Community Banking Acquisitions

Focus on growing within Texas communities with the following characteristics:

Outside large metropolitan areas

Significant market share

High growth

Less Competition

Community Banking Acquisitions

Price correctly

Make acquisitions that are profitable for Franklin and its
shareholders

Accretive within the first year

Focus on an IRR of 15-20%

No reduction in Tangible Common Equity

First National Bank of Bryan Profile

6 banking offices that provide approximately:

$530 million in assets

$277 million in community banking / commercial loans

$466 million in community banking deposits

Expected to close during the first week of May 2007.

Expect to integrate technology and operations by the end of
the 4th quarter.

Cost saves will be 60% realized by the end of the 4th qtr. 2007

Financial Results

$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$0
$2,251,300
$3,479,734
$4,471,252
$5,537,367
$4,852,337
$5,382,337
12/31/2003
12/31/2004
12/31/2005
12/31/2006
3/31/2006
3/31/2006 - Pro forma

Franklin Bank

Assets

$’s are in thousands

* The pro forma figure includes the pending acquisition of FNB of approx. $530 million of total assets at 12/31/06.

Earnings are expected to be…

             1st Qtr. - .$26 (actual)

             2nd Qtr. - $.30 - $.33

             3rd Qtr. - $.37 - $.41

             4th Qtr. - $.41 - $.44

         2007     $1.34 - $1.44 per diluted share

We expect to….

Have 50% of total loans in commercial and community banking by the end of 2007.

Grow community banking deposits by 35% or $2 billion, by
December 31, 2007.

Increase its tangible book equity ratio to approximately 4.5% over the next 12 months and after that plateau move goal to 5.0%.

Have net earnings from the banking segment to be approximately
80% for 2007 compared with 60% last year.

Developing the best full-service community bank in Texas

Creating the largest commercial bank based in the communities in
Texas

Provides high-quality customer service through our “Trusted
Financial Advisors”

Management team and the board of directors have extensive
experience with this strategy and

Aim to provide better than excellent returns to our investors

Why Franklin Bank?

Thank you for your interest

in Franklin Bank (FBTX)!